                                                                   EXHIBIT 10.10

                              EX-10
                              Ex.10.10 - 1996 G&A Staff Incentive Plan

                              1996 G & A INCENTIVE
                                COMPENSATION PLAN


                                TABLE OF CONTENTS



                      Section 1                 Plan Documents

                      Section 2                 Announcement Memos and Graphs

                      Section 3                 Cost Analysis

                      Section 4                 Eligible Associate Lists

                      Section 5

                      Section 6

                                   Section 1


                      1996 GENERAL AND ADMINISTRATIVE STAFF
                           INCENTIVE COMPENSATION PLAN
                                       FOR
                         NORTHERN AUTOMOTIVE CORPORATION



PURPOSE

1.0 PURPOSE: The 1996 General and Administrative Staff Incentive Compensation Plan ("Plan") is a vital part of Northern Automotive Corporation's ("Company") total compensation program. The purpose of the Plan is to provide eligible associates with an opportunity to directly share in the success of the Company by paying them bonuses for outstanding achievement by the Company for the fiscal year 1996 (January 29, 1996 through February 2, 1997).


ELIGIBILITY

2.0 ELIGIBILITY: All associates in positions identified in Appendix A who have an effective date of continuous employment no later than the first day of the fourth fiscal period and are employed on the day bonuses are paid are eligible to participate in the first half portion of the Plan. Associates who have an effective date of continuous employment no later than the first day of the seventh fiscal period (the entire second half of the fiscal year) and are employed on the day bonuses are paid are eligible to participate in the year-end portion of the Plan.

2.1 DISQUALIFICATION FOR VIOLATION OF COMPANY POLICY: Notwithstanding anything herein to the contrary, any associate who violates any Company policy during the semi-annual bonus periods of the fiscal year, or attempts to alter, manipulate, or falsely present any facts which bear upon any aspect of this Plan may, at the sole discretion of the Chief Executive Officer, forfeit any benefits hereunder, in addition to any other disciplinary action to which such associate may be subject.

BONUSES

3.0 BONUS FACTORS: The calculation of an associate's bonus is based upon the following four Factors:

           3.01 POSITION: Each eligible associate is classified by position at the end of the first half of the fiscal year and at the end of the full fiscal year. In the event of a transfer from or to a store, an associate's bonus will be calculated based upon the number of months the associate was otherwise eligible under this Plan. Levels D and E are determined by position job evaluation points. See Appendix B. All eligible associates will be notified of their initial position classification when this Plan is communicated.

           3.02  COMPANY EBITDA:    EBITDA (Earnings Before Interest, Taxes,
           Depreciation, and Amortization) achieved for the first half of the fiscal year and the full fiscal year, as reported on the internal operating statements of the Company.

           3.03 SALARY: The associate's base annual salary as of the end of the first half of the fiscal year and as of the end of the full fiscal year.

           3.04 LENGTH OF SERVICE: The associate's length of service during the plan year willdetermine whether the associate receives the full bonus calculated or whether the bonus calculation will be pro-rated. The first half bonus award will be pro-rated for associates who have not been continuously employed for the entire first half of the fiscal year provided they meet the eligibility requirements set forth in
           Section 2.0. The year-end bonus will be pro-rated at six (6) months for associates who meet the year-end eligibility requirements set forth in section 2.0.

3.1 BONUS CALCULATION: Each associate's bonus is calculated by determining the associate's position and salary and the EBITDA achieved. From Appendix A, the appropriate bonus percentage is determined based upon the level of EBITDA achievement. The FIRST HALF BONUS is calculated by multiplying the associate's base annual salary times one-half of the corresponding percent assigned to each EBITDA level for Executive/Vice President, and Director. Levels D and E are based on one-half of a fixed dollar amount. Fifty percent (one-half) of the first half bonus amount is paid out after the first half results are determined. The balance is payable if the Company achieves full fiscal year EBITDA targets. The YEAR-END BONUS is calculated by first multiplying the associate's base annual salary times the corresponding percent assigned to each EBITDA level for Executive/Vice President, and Director. Levels D and E are based on a fixed dollar amount. The amount of the first half bonus paid out is subtracted from this bonus amount and the difference is the year-end bonus due.

           No proration is made of bonus percentages for EBITDA achieved between applicable bonus percentages.

3.2 TIMING OF BONUS PAYMENT: Bonuses will be paid by check after the completion of the Company's year-end audit and the bonus amounts calculated. Appropriate payrolldeductions will be made.

ADMINISTRATION

4.0 ADMINISTRATION: The plan is administered by the Chief Executive Officer of the Company who will make such rules and regulations regarding the Plan as deemed necessary to implement its terms. The Chief Executive Officer shall be the sole arbiter of all Plan-related questions, including eligibility, extent of participation, and amount of bonuses paid hereunder. The Chief Executive Officer may, at anytime and solely at his discretion, change or adjust previously identified targets or amend or terminate the Plan without obligation for results achieved to date.

4.1 LIFE OF PLAN: This Plan shall be effective for the Company's fiscal year; January 29, 1996 through February 2, 1997.

4.2 Northern Automotive reserves the right to change, revise or rescind the policies or statements described in this guide from time to time, in its sole discretion, with or without prior notice.

GENERAL PROVISIONS:

This plan is not a contract. No portion of the plan is to be construed as a contract for compensation.

1. The designation of an employee as a participant will not give such employ any right to continued employment with the Company. The Company reserves its rights to suspend, demote, transfer or terminate the employee.

2. The Plan is an unfunded program. The Company does not have an obligation to set aside, earmark or entrust any fund, policy or money with which to pay obligations under the plan. The amount of money payable under the plan with respect to participants will be paid from general revenues.

3. This program is completely discretionary on the part of Northern Automotive. The guidelines presented are merely an attempt to inform participants about the existence of the program and shall not be construed as a promise or guarantee of payment or of payment in any amount. The Chief Executive Officer may, at any time and solely at his discretion, change, modify, or terminate the program, or deny monies to any participant, without obligation whatsoever for results which may have been achieved to date. The amount of the program payout is expressly subject to change in the sole and absolute discretion of the Chief Executive Officer.

4. The terms of the Plan are to be held strictly confidential and may not me disclosed to anyone other than immediate family members. Any such disclosure made by any associate in violation of the terms of the Plan may result in forfeiture of said associate's benefits under the Plan.

TAX GUIDELINES:

All bonus awards are considered taxable income and subject to any and all taxes required by law to be withheld.

BONUS CALCULATION                                                     APPENDIX A
VICE PRESIDENT LEVEL

The  following  chart  indicates  how the bonus is  calculated  at each level of
EBITDA  (Earnings  Before  Interest,  Taxes,  Depreciation,   and  Amortization)
achieved for first half of the fiscal year and the entire year.


             1st half of fiscal year
         at semi-annual EBITDA achieved


EBITDA       % Achieved              Bonus Amount
$MMs                               as % of Salary
- ----         -----------           --------------
  28.5           100%             One quarter of 50%
  27.2            95%             One quarter of 40%
  26.0            90%             One quarter of 30%
  24.3            84%             One quarter of 20%
  22.3            78%             One quarter of 10%


                 Full fiscal year
           At fiscal year EBITDA achieved


EBITDA          % Achieved               Bonus Amount
$MMs                                   as % of Salary
- ----            -----------            --------------
  66.3              100%                 50%
  63.0               95%                 40%
  60.0               90%                 30%
  56.0               84%                 20%
  52.0               78%                 10%


                       Example: VP at $100,000 Base Salary

1st half of EBITDA achieved    =   95%         Fiscal year EBITDA achieved            =  90%
Bonus  award                   = $10,000       A. Total year bonus eligible for       = $30,000
                                               B.  First half bonus paid              = $10,000
                                               C.  Year end bonus due                 = $20,000 (A-B)
                                               D.  Total bonus award for fiscal year  = $30,000 (B+C)

Northern Automotive reserves the right to change, revise, or rescind the policies or statements described in this guide from time to time, in its sole discretion, with or without prior notice.

BONUS CALCULATION                                                     APPENDIX A
DIRECTOR LEVEL

The  following  chart  indicates  how the bonus is  calculated  at each level of
EBITDA  (Earnings  Before  Interest,  Taxes,  Depreciation,   and  Amortization)
achieved for first half of the fiscal year and the entire year.


             1st half of fiscal year
         at semi-annual EBITDA achieved


EBITDA       % Achieved              Bonus Amount
$MMs                               as % of Salary
- ----         -----------           --------------
28.5             100%              One quarter of 35%
27.2             95%               One quarter of 28%
26.0             90%               One quarter of 21%
24.3             84%               One quarter of 14%
22.3             78%               One quarter of  7%


                 Full fiscal year
           At fiscal year EBITDA achieved


EBITDA          % Achieved               Bonus Amount
$MMs                                   as % of Salary
- ----            -----------            --------------
66.3                 100%                35%
63.0                 95%                 28%
60.0                 90%                 21%
56.0                 84%                 14%
52.0                 78%                  7%


                    Example: Director at $60,000 Base Salary
1st half of EBITDA achieved   =   95%        Fiscal year EBITDA achieved           =  90%
Bonus  award                  = $4,200       A. Total year bonus eligible for      = $12,600
                                             B.  First half bonus paid             = $4,200
                                             C.  Year end bonus due                = $8,400 (A-B)
                                             D.  Total bonus award for fiscal year = $12,600 (B+C)



Northern Automotive reserves the right to change, revise, or rescind the policies or statements described in this guide from time to time, in its sole discretion, with or without prior notice.

BONUS CALCULATION                                                     APPENDIX A
LEVEL D

The  following  chart  indicates  how the bonus is  calculated  at each level of
EBITDA  (Earnings  Before  Interest,  Taxes,  Depreciation,   and  Amortization)
achieved for first half of the fiscal year and the entire year.


             1st half of fiscal year
         at semi-annual EBITDA achieved


EBITDA       % Achieved              Bonus Amount
$MMs                               as % of Salary
- ----         -----------           --------------
28.5             100%              One quarter of $6,000
27.2             95%               One quarter of $4,800
26.0             90%               One quarter of $3,600
24.3             84%               One quarter of $2,400
22.3             78%               One quarter of $1,200


                 Full fiscal year
           At fiscal year EBITDA achieved


EBITDA          % Achieved              Bonus Amount
$MMs                                   as % of Salary
- ----            -----------            --------------
66.3                100%                 $6,000
63.0                95%                  $4,800
60.0                90%                  $3,600
56.0                84%                  $2,400
52.0                78%                  $1,200


50% (one half) of the bonus amount is paid out after the first half fiscal year results are determined.


The balance may be payable depending on the full fiscal year EBITDA level achieved.


                Example: Level D Associate at $42,000 Base Salary
1st half of EBITDA achieved  = 95%                Fiscal year EBITDA achieved            =  90%
Bonus  award                 = $1,200             A. Total year bonus eligible for       = $3,600
                                                  B.  First half bonus paid              = $1,200
                                                  C.  Year end bonus due                 = $2,400 (A-B)
                                                  D.  Total bonus award for fiscal year  = $3,600 (B+C)

Northern Automotive reserves the right to change, revise, or rescind the policies or statements described in this guide from time to time, in its sole discretion, with or without prior notice.

BONUS CALCULATION                                                    APPENDIX A
LEVEL E

The  following  chart  indicates  how the bonus is  calculated  at each level of
EBITDA  (Earnings  Before  Interest,  Taxes,  Depreciation,   and  Amortization)
achieved for first half of the fiscal year and the entire year.


             1st half of fiscal year
         at semi-annual EBITDA achieved


EBITDA       % Achieved              Bonus Amount
$MMs                               as % of Salary
- ----         -----------           --------------
28.5             100%              One quarter of $3,000
27.2             95%               One quarter of $2,400
26.0             90%               One quarter of $1,800
24.3             84%               One quarter of $1,200
22.3             78%               One quarter of $  600


                 Full fiscal year
           At fiscal year EBITDA achieved


EBITDA          % Achieved              Bonus Amount
$MMs                                   as % of Salary
- ----            -----------            --------------
66.3                100%                 $3,000
63.0                95%                  $2,400
60.0                90%                  $1,800
56.0                84%                  $1,200
52.0                78%                  $600

                Example: Level E Associate at $30,000 Base Salary
1st half of EBITDA achieved =   95%       Fiscal year EBITDA achieved            =  90%
Bonus  award                = $ 600       A. Total year bonus eligible for       = $1,800
                                          B.  First half bonus paid              = $  600
                                          C.  Year end bonus due                 = $1,200 (A-B)
                                          D.  Total bonus award for fiscal year  = $1,800 (B+C)



Northern Automotive reserves the right to change, revise, or rescind the policies or statements described in this guide from time to time, in its sole discretion, with or without prior notice.

                               G AND A BONUS LEVEL
                            DETERMINATION GUIDELINES


   LEVEL           CLASSIFICATION                  JEP GUIDELINES
- -----------  --------------------------  ----------------------------------
     D               Manager (or                      450-799
                  equivalent JEPs)
- -----------  --------------------------  ----------------------------------
     E          Supervisor/Individual                 295-449
               Contributor Specialist
- -----------  --------------------------  ----------------------------------

                                   Section 2
                                   ---------

                               ANNOUNCING THE 1996
                           GENERAL AND ADMINISTRATIVE
                           INCENTIVE COMPENSATION PLAN

Northern Automotive believes in providing eligible associates with the opportunity to directly share in the success of the Company. The 1996 General and Administrative Staff Incentive Compensation Plan is a vital part of the Company's total compensation program. Each year, as we strive to reach new profit goals, each associate plays an essential role in the achievement of these goals.

Bonuses will be paid semi-annually after final determination of the first half and full fiscal year results.

This Plan offers rewards for Company achievement of earnings goals. Your bonus will be determined by the EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) achieved and by your position and salary as described on the attached chart.

To be eligible for a first half semi-annual award, you must have an effective date of continuous employment no later than first day of the fourth fiscal period and be employed by the Company on the day the bonus is paid. The bonus award paid will be pro-rated for an associate who has not been continuously employed for the entire first half of the fiscal year. To be eligible for a year-end award, you must have an effective date of continuous employment no later than the first day of the seventh fiscal period (the entire second half of the fiscal period) and be employed by the Company on the day the bonus is paid. The year-end award will be pro-rated based on the number of months of continuous service.

This communication is intended as a brief description of the Incentive Compensation Plan. The formal Plan Document shall govern in determining eligibility, ans award levels and resolving any disputes involving the plan.

If you would like a copy of the Plan Document or any additional information, please contact your Department Head or the Human Resources Department for details.

                                   Section 3
                                   ---------


1996 G&A BONUS COST PROJECTION                                          04/15/96
                                                                              $$
First Half EBITDA      28,550,000      27,200,000      26,000,000      24,300,000      22,300,000
Second Half EBITDA     37,750,000      35,800,000      34,000,000      31,700,000      29,700,000
EBITDA                 66,300,000      63,000,000      60,000,000      56,000,000      52,000,000
% OF PLAN                     100%             95%             90%             84%             78%
==================================================================================================

                       BONUS    BONUS       BONUS    BONUS       BONUS    BONUS       BONUS     BONUS      BONUS     BONUS
POSITION                 %      COST          %      COST          %      COST          %       COST         %       COST
- --------------------------------------------------------------------------------------------------------------------------
EXECUTIVE (A)          50.0%   350,000      40.0%   280,000      30.0%   210,000      20.0%   140,000      10.0%    70,000
VICE PRES (B)          50.0%   705,000      40.0%   564,000      30.0%   423,000      20.0%   282,000      10.0%   141,000
DIRECTOR/BUYER(C)      35.0%   140,000      28.0%   112,000      21.0%    84,000      14.0%    56,000       7.0%    28,000
BUYERS (D)            6,000     18,000     4,800     14,400     3,600     10,800     2,400      7,200     1,200      3,600
MANAGERS (D)          6,000    660,000     4,800    528,000     3,600    396,000     2,400    264,000     1,200    132,000
SUPERVISORS (E)       3,000    375,000     2,400    300,000     1,800    225,000     1,200    150,000       600     75,000
HR MGRS (D)           6,000     30,000     4,800     24,000     3,600     18,000     2,400     12,000     1,200      6,000

TOTAL                        ---------            ---------            ---------            ---------            ---------
EBITA PLAN                   2,813,675            2,250,940            1,688,205            1,125,470              562,735

One-half is                  1,406,838            1,125,470              844,103              562,735              281,368
Payout at mid-year:            703,419              562,735              422,051              281,368              140,684
==========================================================================================================================

DIRECOTR OF R.E      10,000     30,000    10,000     30,000    10,000     30,000    10,000     30,000    10,000     30,000
RSM/DSM COMM'L        5,000     60,000     5,000     60,000     5,000     60,000     5,000     60,000     5,000     60,000
OTHER                     0          0         0          0         0          0         0          0         0          0

TOTAL                         ---------           ---------            ---------            ---------            ---------
OTHER PLANS                      90,000              90,0                 90,000               90,000               90,000
(estimate
==========================================================================================================================
                              2,903,675           2,340,940            1,778,205            1,215,470              652,735
                              =========           =========            =========            =========            =========
